                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 PXRE Group Ltd.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  April 5, 2002
                   -------------------------------------------
                Date of Report (Date of earliest event reported)

        Bermuda                     1-15259                     98-0214717
--------------------------------------------------------------------------------
 (State or other juris-           (Commission               (I.R.S. Employer
diction of incorporation)         File Number)             Identification No.)

              12 Church Street, Suite 231, Hamilton HM 11, Bermuda
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (441) 296-5858
                   -------------------------------------------
              (Registrant's telephone number, including area code)






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Item 5. Other Events.

         On April 4, 2002, PXRE Group Ltd. issued a press release announcing its completion of a $150 million equity investment by Capital Z Financial Services Fund II, L.P., Reservoir Capital Partners, L.P., and Richard Rainwater. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. In connection with the closing of the transaction, the parties executed an Investment Agreement, a copy of which is attached to this Form 8-K as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) The following exhibits are filed with this report:

                  99.1              Press release of PXRE Group Ltd., dated
                                    April 4, 2002.

                  99.2 Investment Agreement, dated as of April 4, 2002, between PXRE Group Ltd., and each of Capital Z
                                    Financial Services Fund II, L.P.,
                                    Capital Z Financial Services Private
                                    Fund II, L.P., Reservoir Capital
                                    Partners, L.P., Reservoir Capital
                                    Master Fund, L.P., RER Reinsurance
                                    Holdings, L.P. and Robert Stavis.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PXRE GROUP LTD.

Dated:  April 8, 2002                     By: /s/ Jeffrey L. Radke
                                              --------------------------
                                              Jeffrey L. Radke






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                                  EXHIBIT INDEX

Exhibit No.                Exhibit                                                                        Page
-----------                -------                                                                        ----
99.1                       Press release of PXRE Group Ltd., dated April 4, 2002.

99.2                       Investment Agreement, dated as of April 4, 2002, between
                           PXRE Group Ltd., and each of Capital Z Financial Services
                           Fund II, L.P., Capital Z Financial Services Private Fund II,
                           L.P., Reservoir Capital Partners, L.P., Reservoir Capital
                           Master Fund L.P., RER Reinsurance Holdings, L.P. and
                           Robert Stavis.